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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 19, 1999, relating to the consolidated financial statements which appear in DA Consulting Group, Inc.'s, Annual Report on Form 10-K (File No. 333-43989) for the year ended December 31, 1998.

/s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
December 17, 1999